Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES

The components of Profit before income taxes for the years ended December 31, were as follows:

(Millions of dollars)
	2012	2011	2010
U.S.	$38	$49	$(50)
Non-U.S.	553	455	379
Total	$591	$504	$329

Profit (loss) before income taxes, as shown above, is based on the location of the entity to which such earnings are attributable.  Where an entity’s earnings are subject to taxation, however, may not correlate solely to where an entity is located.  Thus, the income tax provision shown below as U.S. or non-U.S. may not correspond to the earnings shown above.

The components of the Provision for income taxes were as follows for the years ended December 31:

(Millions of dollars)
	2012	2011	2010
Current income tax provision (benefit):
U.S.	$14	$(14)	$(43)
Non-U.S.	179	164	109
State (U.S.)	(2)	2	(1)
	191	152	65

Deferred income tax provision (benefit):
U.S.	(13)	(5)	(8)
Non-U.S.	(27)	(32)	(14)
State (U.S.)	(3)	(4)	(3)
	(43)	(41)	(25)

Total Provision for income taxes	$148	$111	$40

Current income tax provision is the amount of income taxes reported or expected to be reported on our income tax returns.  Under our tax sharing agreement with Caterpillar, we have paid to or received from (or will pay to or will receive from) Caterpillar, our allocated share of certain income tax liabilities or benefits.

The actual Provision for income taxes differs from the Provision for income taxes that would result from applying the U.S. statutory rate to Profit before income taxes for the years ended December 31, for the reasons set forth in the following reconciliation:

(Millions of dollars)
	2012		2011		2010
Taxes computed at U.S. statutory rates	$207	35.0%	$176	35.0%	$115	35.0%
(Decreases) increases in taxes resulting from:
State Income Tax, net of Federal Tax	(3)	(0.5)%	(1)	(0.2)%	(2)	(0.6)%
Prior Year Non-U.S. tax and interest adjustment – Refund Claim	—	—%	—	—%	(10)	(3.0)%
Prior Year Non-U.S. tax and interest adjustment – Other	—	—%	(15)	(3.0)%	(12)	(3.6)%
Subsidiaries' results subject to tax rates other than U.S. statutory rates	(50)	(8.6)%	(46)	(9.1)%	(47)	(14.2)%
Other, net	(6)	(1.0)%	(3)	(0.6)%	(4)	(1.2)%
Provision for income taxes	$148	24.9%	$111	22.1%	$40	12.4%

The prior year Non-U.S. tax and interest adjustment recorded in 2011 of $15 million relates to a cumulative correction of immaterial errors in deferred tax amounts reported in prior periods in various non-U.S. tax jurisdictions.

The prior year Non-U.S. tax and interest adjustment recorded in 2010 of $22 million includes a benefit of $10 million from an income tax refund claim related to a prior year return and a tax benefit of $12 million related to the true-up of estimated amounts used in the 2009 tax provision to the returns as filed in other non-U.S. tax jurisdictions.

We have recorded income tax expense at U.S. tax rates on all profits, except for undistributed profits of non-U.S. subsidiaries, which are considered indefinitely reinvested.  Determination of the amount of unrecognized deferred income tax liability related to indefinitely reinvested profits is not feasible.

Accounting for income taxes under generally accepted accounting principles in the United States of America requires individual tax-paying entities of the Company to offset deferred income tax assets and liabilities within each particular tax jurisdiction and present them as a single amount in the Consolidated Statements of Financial Position.  Amounts in different tax jurisdictions cannot be offset against each other.  The amounts of deferred income taxes at December 31, included in the following lines in our Consolidated Statements of Financial Position were:

(Millions of dollars)
	2012	2011	2010
Assets:
Deferred and refundable income taxes	$104	$84	$85
Liabilities:
Deferred income taxes and other liabilities	(539)	(584)	(594)
Deferred income taxes, net	$(435)	$(500)	$(509)

Differences between accounting rules and income tax laws cause differences between the bases of certain assets and liabilities for financial reporting and income tax purposes.  The income tax effects of these differences, to the extent they are temporary, are recorded as deferred income tax assets and liabilities netted by tax jurisdiction and taxpayer.

Our consolidated deferred income taxes consisted of the following components as of December 31:

(Millions of dollars)
	2012	2011	2010
Deferred tax assets:
Allowance for credit losses	$156	$114	$91
Tax credit carryforwards	—	13	24
Net operating loss carryforwards	59	69	92
	215	196	207

Deferred income tax liabilities (primarily lease basis differences)	(468)	(494)	(539)

Valuation allowance for deferred income tax assets	(9)	(9)	(8)

Deferred income tax on translation adjustment	(173)	(193)	(169)

Deferred income taxes, net	$(435)	$(500)	$(509)

As of December 31, 2012, amounts and expiration dates of net operating loss (NOL) carryforwards in various U.S. state taxing jurisdictions were:

(Millions of dollars)
2013	2014	2015	2016	2017-2031	Total
$—	$—	$—	$—	$205	$205

The gross deferred income tax asset associated with these NOL carryforwards is $16 million as of December 31, 2012, partially offset by a valuation allowance of $5 million.  The valuation allowance indicates the loss carryforwards are likely to expire prior to utilization.

In some U.S. state income tax jurisdictions, we join with other Caterpillar entities in filing combined income tax returns.  In other U.S. state income tax jurisdictions, we file on a separate, stand-alone basis.

As of December 31, 2012, amounts and expiration dates of NOL carryforwards in various non-U.S. taxing jurisdictions were:

(Millions of dollars)
2013	2014	2015	2016	2017-2027	Unlimited	Total
$—	$3	$4	$1	$46	$134	$188

Valuation allowances totaling $4 million have been recorded at certain non-U.S. subsidiaries that have not yet demonstrated consistent and/or sustainable profitability to support the recognition of net deferred income tax assets.

A reconciliation of the beginning and ending amounts of gross unrecognized income tax benefits for uncertain income tax positions, including positions impacting only the timing of income tax benefits was as follows:

(Millions of dollars)
	2012	2011	2010
Reconciliation of unrecognized income tax benefits(1):
Balance at beginning of year	$—	$7	$7
Additions for income tax positions related to prior year	2	—	—
Reductions for income tax positions related to prior year	—	(7)	—
Balance at end of year	$2	$—	$7

Amount that, if recognized, would impact the effective tax rate	$2	$—	$2

(1) Foreign currency translation amounts are included within each line as applicable.

We classify interest and penalties on income taxes as a component of the Provision for income taxes.  During the year ended December 31, 2012, we recognized a benefit of $5 million in interest and penalties.  During the years ended December 31, 2011 and 2010, we recognized a benefit of less than $1 million and an expense of less than $1 million, respectively.  As of December 31, 2012, 2011 and 2010, the total amount of accrued interest and penalties was less than $1 million, $5 million and $5 million, respectively.

It is reasonably possible that the amount of unrecognized income tax benefits will change in the next 12 months.  The U.S. Internal Revenue Service (IRS) is currently examining U.S. tax returns for 2007 to 2009. In 2012 we reached a settlement with the IRS for tax years 2000 to 2006, which resulted in an immaterial favorable impact in our 2012 financial results.   In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on our financial position, liquidity or results of operations.

In our major non-U.S. jurisdictions, tax years are typically subject to examination for three to six years.